Bank of Panhsin International Banking Department
27F, No.68, Sec.2, Xianmin Blvd., Banqiao Dist.,
New Taipei City 220, Taiwan

SWIFT : BBBKTWTP
TEL:+886-02-89646101
FAX:+886-02-89646066

(BY SWIFT AND BY POST)

Issuing Bank: BANK OF PANHSIN (the "*Guarantor*" or "*we*")

To Beneficiary : Citicorp International Limited, 20th Floor, Citi Tower, One Bay East, 83 Hoi Bun Road, Kwun Tong, Kowloon, Hong Kong, in its capacity as the Trustee for the benefit of itself and the holders of the Credit Enhanced Bonds

SWIFT: CITIHKHX

Date : December 2, 2020 (*date of issue*)

GUARANTEE No. OBUH07-00001-088 (the "**Guarantee**")

Unless otherwise defined herein, terms defined in this Guarantee shall have the same meaning given to them under the Indenture (as defined below) or Uniform Rules for Demand Guarantees (URDG) 2010 revision, ICC Publication No. 758, as applicable (the "URDG Rules"). Where there is any discrepancy between the terms defined in the Indenture and the URDG Rules, the URDG Rules shall prevail.

We have been informed that AERKOMM Inc., 923 Incline Way #39, Incline Village, NV 89451, USA, (the "**Applicant**"), has entered into an indenture dated December 2, 2020 with you (the "**Indenture**"), setting out the terms and conditions of US$10,000,000.00 Credit Enhanced Zero Coupon Convertible Bonds due December 2, 2025 (the "**Credit Enhanced Bonds**") issued by the Applicant pursuant to which the Beneficiary is acting in its capacity as the Trustee for the benefit of the holders of Credit Enhanced Bonds. We have been further informed that the subscription prices for the Credit Enhanced Bonds will be made in full on December 2, 2020 (the "**Closing Date**") and the issue of the Credit Enhanced Bonds will take place on the same date.

Furthermore, we understand that, according to the terms and conditions of the Indenture and the Credit Enhanced Bonds, this Guarantee is required.

At the request of the Applicant, we, **BANK OF PANHSIN** (*address: 27F, No.68, Sec 2, Xianmin Blvd. Banqiao Dist., New Taipei City 220, Taiwan*), hereby irrevocably undertake to pay you any sum or sums not exceeding in total an amount of USD10,700,000.00 (say : UNITED STATES DOLLARS TEN MILLION SEVEN HUNDRED THOUSAND ONLY), being the sum of the principal amount of the Credit Enhanced Bonds of USD10,000,000 and other payment obligations of the Applicant, including the premium, interest (if any), default interests and/or payment obligations, under the Indenture and the Credit Enhanced Bonds of USD700,000 (the "**Stated Amount**") upon receipt by us of your Demand for Payment which also certifies that the Applicant has failed to pay such amounts pursuant to the Indenture or pursuant to the terms and conditions of the Credit Enhanced Bonds or upon the Credit Enhanced Bonds being declared due and payable on the occurrence of an Event of Default (as defined in the Indenture) pursuant to the terms and conditions of the Credit Enhanced Bonds (the "**Demand for Payment**") substantially in the form of Annex A to this Guarantee. For the avoidance of doubt, this Guarantee shall take immediate effect on the Closing Date.

Partial demands are allowed.

Multiple demands are allowed.

Your Demand for Payment presented and received in full compliance with the terms and conditions of this Guarantee on a Business Day (as defined below) will be honored by us to you in respect of the amount specified in such Demand for Payment by our transferring funds (without any set-off or deduction on account of taxes, charges or any other amounts whatsoever) to your account designated therein within five Business Days. For purpose of this Guarantee, "**Business Day**" shall mean the days on which banking institutions in Taipei are open for business.

If a Demand for Payment presented by you hereunder does not, in any instance, conform to the terms and conditions of this Guarantee, we shall immediately notify you in writing (By SWIFT), stating the reasons therefor and that we are holding such Demand for Payment at your disposal or returning the same to you, as we may elect. Upon being notified that the purported presentation does not comply with this Guarantee, you may attempt to correct any such non-conforming Demand for Payment on or before the Expiry Date (as defined below).

A Demand for Payment under this Guarantee shall not exceed the Stated Amount immediately prior to the time such Demand for Payment is presented. Each Demand for Payment honored by us will reduce the Stated Amount immediately prior to the time such Demand for Payment is presented by the amount drawn thereunder.

The Stated Amount under this Guarantee will be automatically reduced by the amounts of any payment made by us.

This Guarantee shall expire at the close of business on the earliest to occur of (i) the Maturity Date of the Credit Enhanced Bonds and (ii) the date on which the Stated Amount of this Guarantee is reduced to zero (the "**Expiry Date**").

Consequently, any Demand for Payment under this Guarantee must be received by us on or before the Expiry Date. A Demand for Payment under this Guarantee will be deemed to be received by us on the same Business Day it is sent by SWIFT provided that if it is received after 4 p.m. (Taiwanese time) on any Business Day then it will be deemed to be received on the following Business Day.

This Guarantee shall be subject to the URDG Rules and shall be governed by Taiwan laws.

This Guarantee is intended to remain in full force and effect until the Expiry Date. Any failure by you or a successor Trustee to draw on this Guarantee shall not cause this Guarantee to be unavailable for any future drawing and shall not constitute a waiver of such ability to draw; provided that any such future drawing shall not be made after the Expiry Date.

It is understood that this Guarantee is intended to provide a source of funds for payment of the Applicant's obligations under the Indenture and the Credit Enhanced Bonds (a) upon failure by the Applicant to pay the principal, premium, interest (if any) and/or any other payment obligations of the Applicant which shall include the default interest and the put yield with respect to the Credit Enhanced Bonds to the Principal Paying Agent or the Trustee pursuant to the Indenture or the terms and conditions of the Credit Enhanced Bonds or (b) the Credit Enhanced Bonds become immediately due and payable upon the occurrence of any of the events specified in the terms and conditions of the Credit Enhanced Bonds or (c) upon failure by the Applicant to pay any amount due under the Indenture.

This Guarantee is transferable, in whole but not in part, any number of times to another beneficiary, but only in the full Stated Amount available at the time of transfer. Transfer of this Guarantee may only be made to a person or entity appointed as a successor Trustee (the "**Transferee**") under the Indenture. Transfer of this Guarantee to such transferee shall be effected only by the presentation to us of this Original Guarantee accompanied by a Transfer Demand (the "**Transfer Demand**") substantially in the form of Annex B to this Guarantee designating the Transferee as your successor Trustee under the Indenture and bearing the signature of the authorized officer acting on your behalf and authenticated by another one of your authorized officers. Upon the verification of such signatures, we shall forthwith acknowledge the transfer by countersigning the relevant Transfer Demand and effect the transfer of this Guarantee to your designated transferee, which transfer shall become effective upon our acknowledgement by authenticated swift.

Any Demand for Payment or Transfer Demand presented and submitted under this Guarantee shall be sent to us by authenticated swift (swift address: BBBKTWTP) and in case of the presentation of Transfer Demand, followed by a signed paper document sent by post, to the attention of **Offshore Banking Branch, at** 27F, No.68, Sec 2, Xianmin Blvd, Banqiao Dist., New Taipei City 220, Taiwan. Communications and all correspondences in relation to this Guarantee should specifically refer to the number and issue date of this Guarantee. In the event any of Demand for Payment and Transfer Demand is unable to be delivered by swift for any reason ("**SWIFT Unavailability**"), including but not limited to system malfunction or delivery failure, such document may be delivered by fax (+886-2-8964-6077) or by post to the attention of Offshore Banking Branch, at 27F, No.68, Sec 2, Xianmin Blvd, Banqiao Dist., New Taipei City 220, Taiwan ("**Back-up Delivery Method**"), provided that you should include the following statement "*This document is delivered by [Fax]/[Post] as a result of SWIFT Unavailability*" at the beginning of the document so delivered, provided further that such document shall be sent to us again by swift following the restoration of the swift delivery, which is for our record only and will not affect the effectiveness of the original faxed/posted document attached to the notice of swift restoration ("**Restoration Notice**") substantially in the form of Annex C to this Guarantee. If we receive information or instructions delivered by Back-up Delivery Method due to SWIFT Unavailability, we shall have (i) no duty or obligation to verify or confirm that the person who sent such instructions is in fact a person authorized to give instructions or directions on your behalf, and (ii) no liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance on or compliance with such information or instructions. In the case the document delivered pursuant to Back-up Delivery Method is a Demand for Payment, we shall have no obligation to make the payment pursuant to the delivered Demand for Payment until the SWIFT Unavailability is resolved. For the avoidance of doubt, so long as such Demand for Payment delivered through Back-up Delivery Method is received prior to the Expiry Date, we shall not be released from our obligations under such Demand for Payment and this Guarantee even if the SWIFT Unavailability is resolved after the Maturity Date.

We further undertake to you that if there is any change to our swift address we shall immediately notify you in writing (by email: at.tmg.trustee@citi.com or by fax: +852 2323 0279; Attention: Agency and Trust) within two Business Day following the date of change.

This Guarantee sets forth our undertaking in full, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including without limitation, the Credit Enhanced Bonds and the Indenture), other than the Annexes referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement other than such Annexes.

Bank of Panhsin International Banking Department
27F, No.68, Sec.2, Xianmin Blvd., Banqiao Dist.,
New Taipei City 220, Taiwan

SWIFT : BBBKTWTP
TEL:+886-02-89646101
FAX:+886-02-89646066

In relation to any legal action or proceedings arising out of or in connection with this Guarantee ("**Proceedings**"), we irrevocably submit to the non-exclusive jurisdiction of the courts of Taiwan, R.O.C. We agree that Proceedings may be brought by you in any such court and waive to the fullest extent permitted by applicable law any objection to Proceedings in any such court on the grounds of venue or on the grounds that the Proceedings have been brought in an inconvenient forum.

The party liable for the payment of any Charges shall be the Applicant (and for the avoidance of doubt, the Beneficiary will not be responsible for any such Charges) and the amount of such Charges paid may be deducted from the Stated Amount. We will not levy any of our own charges in relation to services expressly provided for in this Guarantee.

Any document to be issued by the Beneficiary or the Applicant shall be made in the same language as this Guarantee unless otherwise indicated herein.

Bank of Panhsin
Chan Chia Chih

Signature(s)

板信商業銀行 國際金融業務分行(3)

Bank of Panhsin
Alice Wang

ANNEX A

DEMAND FOR PAYMENT

(BY SWIFT)

To: **BANK OF PANHSIN** (the "**Guarantor**" or "**you**")

Attention: Offshore Banking Branch

SWIFT: BBBKTWTP

Date: [•]

Drawn under Guarantee No. OBUH07-00001-088

Issued by BANK OF PANHSIN on December 2, 2020

Ladies and gentlemen,

We refer to your Guarantee no. **OBUH07-00001-088** (the "**Guarantee**"). The undersigned, a duly authorised officer of ____________(insert the name of the trustee), is making, on behalf of the Trustee, demand under this Guarantee. Unless otherwise specified, any term which is defined in the Guarantee shall have the same meaning when used herein.

1. We are the Trustee or a successor Trustee (the "**Transferee**") under the Indenture dated as of December 2, 2020 by and among Citicorp International Limited as Trustee, the Applicant and the other parties thereto (the "**Indenture**") for the holders of the USD10,000,000.00 Credit Enhanced Zero Coupon Convertible Bonds Due 2025 (the "**Credit Enhanced Bonds**") issued by AERKOMM Inc. (the "**Applicant**").

2. By presentation of this Demand for Payment, we are requesting payment of USD________ (being the sum of the principal amount of the Credit Enhanced Bonds of USD____________ and other payment obligations of the Applicant under the Indenture and the Credit Enhanced Bonds of USD____________) pursuant to the terms thereof and of the Indenture. Please credit the aforesaid amount to the account No.________ **[insert account number]** maintained with _______ **[insert name of bank] (SWIFT Code: [•])** in the name of _______ **[insert account title]**.

3. This Demand for Payment is being presented as a result of:

   (a) the Applicant's failure to pay the principal, premium, interest (if any) and/or any other payment obligations of the Applicant, including the default interest and the put yield with respect to the Credit Enhanced Bonds pursuant to the Indenture or the terms and conditions of the Credit Enhanced Bonds;

   (b) the Credit Enhanced Bonds become immediately due and payable upon the occurrence of any of the events specified in the terms and conditions of the Credit Enhanced Bonds; and/or

(c) upon failure by the Applicant to pay any amount due under the Indenture.

4. The amount demanded under this Demand for Payment does not exceed the Stated Amount immediately prior to the drawing under this Demand for Payment.

For and on behalf of

[ ]

in its capacity as the Trustee

By:

____

Name:

Title:

ANNEX B

[LETTERHEAD OF THE INDENTURE TRUSTEE]

TRANSFER DEMAND

(BY SWIFT)

To: **BANK OF PANHSIN** (the "**Guarantor**" or "**you**")

Attention: Offshore Banking Branch

SWIFT: BBBKTWTP

Date: [•]

Ladies and Gentlemen,

Re: Guarantee No. OBUH07-00001-088, Issued by BANK OF PANHSIN on December 2, 2020

We refer to the Guarantee No. **OBUH07-00001-088** dated December 2, 2020. Unless otherwise specified, any term which is defined in the Guarantee shall have the same meaning when used herein.

The undersigned Beneficiary (the "**Transferor**") hereby irrevocably transfers to __________ **[insert the name of the transferee and its address]** (the "**Transferee**") all rights of the Transferor with respect to the Guarantee, including the right to draw under the Guarantee the full Stated Amount thereof.

The Transferee has been appointed as successor Trustee under the Indenture dated as of December 2, 2020 by and among AERKOMM Inc. (the "**Applicant**"), Citicorp International Limited and the other parties thereto with respect to the USD10,000,000.00 Credit Enhanced Zero Coupon Convertible Bonds due 2025 issued by the Applicant.

By the transfer under this Transfer Demand, the Transferee shall have the sole rights as beneficiary of the Guarantee.

By its signature below, the Transferee confirms that it has been duly appointed as successor Trustee under the Indenture.

Payments to the Transferee under the Guarantee shall be made to the Transferee's account in New York as notified to you by the Transferee in writing from time to time.

The Guarantee is returned herewith, and we ask that you acknowledge the transfer by countersigning this Transfer Demand and forward it directly to the Transferee with a copy of this Transfer Demand.

For and on behalf of

[ ]

in its capacity as Trustee

(as Transferor)

By:

____

Name:

Title:

Authenticated by:

Acknowledged by:

[name of Transferee]

(as Transferee and successor Trustee)

By:

____

Name:

Title:

Acknowledged by:

BANK OF PANHSIN

(as Guarantor)

By:

____

Name:

Title:

ANNEX C

RESTORATION NOTICE

(BY SWIFT)

To: **BANK OF PANHSIN** (the "**Guarantor**" or "**you**")

Attention: Offshore Banking Branch

SWIFT: BBBKTWTP

Date: [•]

Re: Guarantee No. OBUH07-00001-088, Issued by BANK OF PANHSIN on December 2, 2020

We refer to the Guarantee No. **OBUH07-00001-088** dated December 2, 2020. Unless otherwise specified, any term which is defined in the Guarantee shall have the same meaning when used herein.

Pursuant to the Guarantee, we hereby (i) notify you that the SWIFT becomes available, and (ii) attach the document which was sent to you on ____________ by [fax]/[post] for your record.